Exhibit 10.3

Loan No. 105706

MODIFICATION AGREEMENT

Secured Loan

THIS MODIFICATION AGREEMENT ("Agreement") dated February 10, 2010 is entered into by and between and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Administrative Agent”), in its capacity as administrative agent for the benefit for the Lenders (each, a "Lender" and collectively, the "Lenders") from time to time a party to the Loan Agreement (defined below), and Sunrise Monterey Senior Living, LP, a Delaware limited partnership ("Borrower").

R E C I T A L S

A.  Pursuant to the terms of that certain Building Loan Agreement dated April 10, 2008 ("Loan Agreement") among Borrower, Administrative Agent and the Lenders, Administrative Agent made a loan to Borrower in the principal amount of THIRTY-SEVEN MILLION EIGHT HUNDRED TWENTY-ONE THOUSAND AND NO/100THS DOLLARS ($37,821,000.00) ("Loan"). The Loan is evidenced by a promissory note dated as of the date of the Loan Agreement, executed by Borrower in favor of Administrative Agent, in the principal amount of the Loan ("Note"), and is further evidenced by the documents described in the Loan Agreement as "Loan Documents" and “Other Related Documents”. The Note is secured by, among other things, that certain Construction Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing ("Deed of Trust") dated April 10, 2008, executed by Borrower, as trustor, to American Securities Company, a California corporation, as trustee, in favor of Administrative Agent, as beneficiary. The Deed of Trust was recorded April 14, 2008, as Document No. 2008023055, in the Official Records of Monterey County, California (the “Official Records”).

B.  The Note, Deed of Trust, Loan Agreement, this Agreement, the other documents described in the Loan Agreement as Loan Documents, together with all modifications and amendments thereto and any document required hereunder, are collectively referred to herein as the "Loan Documents".

C.  Borrower has requested, and Administrative Agent is willing to make certain modifications to the Loan, subject to the timely fulfillment of certain conditions.  In connection with such modifications, the Loan will be placed into a pool with  that certain loan (the “Pasadena/Pleasanton Loan”) given by Administrative Agent to Sunrise Pasadena CA Senior Living, LLC, a California limited liability company and an affiliate of Borrower (“Sunrise Pasadena”), and to Sunrise Pleasanton CA Senior Living, LP, a Delaware limited partnership and an affiliate of Borrower (“Sunrise Pleasanton” and together with Sunrise Pasadena, “Pasadena/Pleasanton Borrower”) evidenced by, among other things, that certain Loan Agreement dated September 28, 2007 by and between Pasadena/Pleasanton Borrower and Administrative Agent, as lender thereunder (as amended, supplemented or modified from time to time, the “Pasadena/Pleasanton Loan Agreement”).  As a result of the pooling of these two loans, each of Borrower and Pasadena/Pleasanton Borrower shall, among other things, provide certain assurances and security to Administrative Agent for the others’ performance of their respective obligations to Administrative Agent.

D.  Certain affiliates of Borrower (“Obligors”) are party to that certain Credit Agreement dated December 2, 2005 (as the same has been amended or modified to date and may be further amended or modified from time to time, the “Parent Credit Agreement”) by and among Obligors, as obligors, Bank of America, N.A., a national banking association, as administrative agent for the “Lenders” (as defined in the Parent Credit Agreement), Swingline Lender and L/C Issuer (“BofA”), and the “Lenders” (as defined in the Credit Agreement) (such Lenders and BofA shall be referred to together as the “Parent Credit Parties”).

E.   By this Agreement, Borrower and Administrative Agent intend to modify and amend certain terms and provisions of the Loan Documents.

NOW, THEREFORE, Borrower and Administrative Agent agree as follows:

1.        CONDITIONS PRECEDENT. The following are conditions precedent to Administrative Agent's obligations under this Agreement, which conditions have been met as of or before the date hereof:

1.1         Receipt and approval by Administrative Agent of (i) a date down to Title Policy No. NCS-341076-DC72 dated April 14, 2008, issued by First American Title Insurance Company ("Title Company"); (ii) assurance acceptable to Administrative Agent, without deletion or exception other than those expressly approved by

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Administrative Agent in writing, that the priority and validity of the Deed of Trust has not been and will not be impaired by this Agreement or the transactions contemplated hereby; and (iii) a policy of title insurance acceptable to Administrative Agent insuring the interests of Administrative Agent pursuant to the Guaranty Deeds of Trust (defined below);

1.2        Receipt by Administrative Agent of the executed originals of (i) this Agreement; (ii) a Secured Repayment and Performance Guaranty (Secured Loan) in favor of Administrative Agent and executed by Pasadena/Pleasanton Borrower (“Secured Repayment and Performance Guranty”); (iii) a Guaranty Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Guaranty Deed of Trust”); (iv) a Modification Agreement in form and substance acceptable to Administrative Agent in Administrative Agent’s sole discretion and executed by Pasadena/Pleasanton Borrower in connection with the Pasadena/Pleasanton Loan; (v) a First Amendment to the Deed of Trust (the “First DoT Amendment”); and (vi) any and all other documents and agreements which are required by this Agreement or by any other Loan Document, each in form and content acceptable to Administrative Agent;

1.3        Recordation (A) in the Official Records of (i) the First DoT Amendment, and (ii) any other documents which are reasonably required by Administrative Agent to be recorded in connection with this Agreement; and (B) of the Guaranty Deed of Trust in the official records of the counties and state where the property described therein is located;

1.4        Reimbursement to Administrative Agent by Borrower of Administrative Agent's actual costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, recording fees, reasonable attorneys' fees, engineers' and inspection fees and documentation costs and charges, whether such services are furnished by Administrative Agent's employees or agents or by independent contractors;

1.5        The representations and warranties contained in this Agreement are true and correct;

1.6        All payments due and owing to Administrative Agent under the Loan Documents have been paid current as of the effective date of this Agreement;

1.7        The payment to Administrative Agent of an extension fee, in an amount totaling EIGHTY-FIVE THOUSAND THREE HUNDRED THIRTEEN AND NO/100THS DOLLARS ($85,313.00), in connection with the modification of both of (i) the Loan and (ii) the Pasadena/Pleasanton Loan; and

1.8        All the conditions in Section 1 of the Modification Agreement for the Pasadena/Pleasanton Loan have been satisfied.

2.         REPRESENTATIONS AND WARRANTIES.  Borrower hereby represents and warrants that no Default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents (as modified by this Agreement) and that all representations and warranties herein and in the other Loan Documents, which representations and warranties are expressly incorporated herein by this reference as if set forth in their entirety in this Agreement, are true and correct as of the date hereof, which representations and warranties shall survive execution of this Agreement.

3.         MODIFICATION OF LOAN DOCUMENTS GENERALLY.  The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents:

3.1       The “Maturity Date” of the Loan shall be the earlier of (a) April 1, 2011, unless such date is extended pursuant to Section 2.11 of the Loan Agreement (the later of such dates, the “Loan Term Date”) and (b) the date that is the maturity date of the Parent Credit Agreement; provided, however, that the Maturity Date shall not occur earlier than the Loan Term Date if the Parent Credit Agreement is accelerated, matures, expires or is terminated prior to the Loan Term Date and a forbearance agreement is in place by and among Obligors and the Parent Credit Parties, which forbearance agreement is in a form acceptable to Administrative Agent in Administrative Agent’s sole and absolute discretion.  All sums actually owing on the Loan, including but not limited to all outstanding principal, accrued and unpaid interest, outstanding

Loan No. 105706

late charges, unpaid fees, and all other amounts and obligations outstanding under the Amended and Restated Note (as defined below) and the other Loan Documents, shall be due and payable no later than the Maturity Date.

3.2       Subject to fulfillment of all conditions precedent to disbursement of the Loan, whether set forth in Section 3.1 of the Loan Agreement or elsewhere in the Loan Documents, Lender shall disburse the Holdback (defined below) to Borrower only upon the full and final payment, performance and discharge of all of the obligations of Pasadena/Pleasanton Borrower in connection with the Pasadena/Pleasanton Loan, whether arising out of the Pasadena/Pleasanton Loan Agreement or any other document or instrument executed in connection with such loan.  The “Holdback” shall be a portion of the Lenders’ Commitment equal to ONE MILLION AND NO/100 DOLLARS ($1,000,000.00).

3.3       Simultaneously with the execution of this Agreement, Borrower has executed and delivered that certain Amended and Restated Promissory Note Secured by Deed of Trust (“Amended and Restated Note”), in the form of Exhibit A attached hereto and dated as of even date herewith.  The Note is hereby replaced by the Amended and Restated Note and shall be effective as of the date hereof.  The terms, covenants and conditions of the Amended and Restated Note shall supersede the Note, and all references to the Note or Notes in the Loan Documents are hereby amended to mean the Amended and Restated Note.

3.4       Notwithstanding any language to the contrary contained herein, Administrative Agent hereby waives all the defaults of Borrower or any of Borrower’s guarantors, indemnitors or affiliates to the extent the same occurred prior to the date hereof and is specifically listed on Schedule 3.4 attached hereto.

4.         MODIFICATION OF LOAN AGREEMENT.  The Loan Agreement is hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Agreement:

4.1       The first sentence of Recital B of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                             “Borrower has begun construction on the Property of certain improvements consisting of:  an approximately 99 unit assisted living facility (the “Facility”) together with all appurtenances, fixtures, and tenant improvements now or hereafter located on the Property (“Improvements”).”

4.2       The definitions of “Applicable LIBO Rate”, “Fixed Rate Period” and “Other Related Documents”, set forth in Section 1.1 of the Loan Agreement, are hereby deleted in their entirety and   replaced with the following:

“’Applicable LIBO Rate’ – is the rate of interest, rounded upward to the nearest whole multiple of one-hundredth of one percent (.01%), equal to the sum of:  (a) three percent (3.0%) plus (b) the LIBO Rate, which rate is divided by one (1.00) minus the Reserve Percentage:

Applicable LIBO Rate = 3.0%   +            LIBO RATE

                                                                                                                   (1- Reserve Percentage)”

“’Fixed Rate Period’ – means the period of one (1) month; provided that no such period shall extend beyond the Maturity Date.”

“’Other Related Documents’ – means (i) the Guaranty Deed of Trust, (ii) the Secured Repayment and Performance Guaranty and (iii) those documents, as hereafter amended, supplemented, replaced or modified from time to time, properly executed and in recordable form, if necessary, listed on Exhibit B as Other Related Documents.”

4.3       The following definitions are hereby added to Section 1.1 of the Loan Agreement:

“‘Gross Revenues’ means the sum of any and all amounts, payments, fees, rentals, additional rentals, income, interest and other monies directly or indirectly received by or on behalf of or credited to Borrower from any person with respect to Borrower's ownership, use, development, operation, leasing, franchising, marketing or licensing of the Property and Improvements including any payment

Loan No. 105706

to Borrower of insurance proceeds.  Notwithstanding anything to the contrary contained in the foregoing, Gross Revenues shall exclude (1) security deposits until and unless forfeited by the depositor; (2) lump sum payments to Borrower for capital items, such as telephone, cable and security installation and equipment; (3) any payment to Borrower from the proceeds of the Loan or any other source other than Gross Revenues for reimbursement of costs; and (4) advances or loans to Borrower from any partners of Borrower.  Gross Revenues shall be computed on an accrural basis and shall include for each quarterly statement all amounts actually received in such quarter whether or not such amounts are attributable to a charge arising in such quarter.”

 “’LTV Ratio’ – means, in conjunction with Section 2.11(a), the lender’s or lenders’ commitment (as applicable) in connection with the applicable loan as a percentage of the stabilized fair market value of that certain real property (and any improvements located thereon) securing such loan (after adjustment for senior liens and regular and special tax assessments, if any), which stabilized fair market value shall be shown on a written appraisal prepared in accordance with Administrative Agent’s standard practices.”

 “‘Net Operating Income’ means, for any period, the Borrower’s Gross Revenues for such period minus Borrower’s Permitted Operating Expenses.”

“‘Permitted Operating Expenses’ shall mean the following expenses:  (i) taxes and assessments imposed upon the Property and Improvements (both actual and those that are customarily accrued) to the extent that such taxes and assessments are required to be paid by Borrower and are actually paid or reserved for by Borrower; (ii) bond assessments (on an accrued basis); (iii) insurance premiums for casualty insurance (including, without limitation, earthquake) and liability insurance carried in connection with the Property and Improvements (each on an accrued basis), provided, however, if any, insurance is maintained as part of a blanket policy covering the Property and Improvements and other properties, the insurance premium included in this subparagraph shall be the premium fairly allocable to the Property and Improvements; and (iv) operating expenses incurred by Borrower for the management (as set forth herein), operation, cleaning, leasing, maintenance and repair of the Property and Improvements (both actual and those that are customarily accrued).  Permitted Operating Expenses shall not include (1) any payment or expense to which the Borrower was or is to be reimbursed for costs from proceeds of insurance, eminent domain, or any source other than Gross Revenues; (2) debt service payments made under the Loan, and (3) any non-cash expense item such as depreciation or amortization, as such terms are used for accounting or federal income tax purposes.”

4.4       Section 2.6(e) of the Loan Agreement is hereby amended by adding the following to the end of such section:

“Notwithstanding anything contained in this Section 2.6(e) or elsewhere in the Loan Documents to the contrary, in no event shall the interest rate on the outstanding principal balance of the Loan, or any portion thereof, be less than 3.5% per annum, based on a 360-day year and charged on the basis of actual days elapsed (the ‘Minimum Rate’).”

4.5       Section 2.6(f) of the Loan Agreement is hereby amended as follows:

(i)          The first sentence thereof is hereby amended by adding the following to the beginning of such sentence:

“Subject to the Minimum Rate, and”

(ii)          All references to “James S. Pope and Richard J. Nadeau” as Borrower’s duly authorized agents are hereby replaced with “Edward Burnett and Julie Pangelinan”.

4.6       The second sentence of Section 2.8 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

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“Upon receipt of all sums owing and outstanding under the Loan Documents, Administrative Agent shall issue a full reconveyance of the Property and Improvements from the lien of the Deed of Trust and the Guaranty Deed of Trust; provided, however, that all of the following conditions shall be satisfied at the time of, and with respect to, such reconveyance:  (a) Administrative Agent, for the benefit of Lenders, shall have received all actual escrow, closing and recording costs, the costs of preparing and delivering such reconveyance and any sums then due and payable under the Loan Documents; and (b) Administrative Agent shall have received a written release satisfactory to Administrative Agent of any Set Aside Letter, letter of credit or other form of undertaking which Administrative Agent or any Lender has issued to any surety, Governmental Authority or any other party in connection with the Loan and/or the Property and Improvements; and (c) the LTV Ratio (as “LTV Ratio” is defined in the Modification Agreement for the Pasadena/Pleasanton Loan) for the Pasadena/Pleasanton Loan shall not exceed fifty-five percent (55%).”

4.7       Section 2.11(a)(vi) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“On or before the Original Maturity Date, Borrower shall pay to Administrative Agent an extension fee in the amount equal to one hundred twenty-five thousandths percent (0.125%) of Lenders’ commitment under the Loan Agreement; and”

4.8       The first two sentences of Section 2.11(a)(viii) of the Loan Agreement are hereby deleted in its entirety and replaced with the following:

“After Borrower’s delivery of notice of request to exercise the First Option to Extend, Administrative Agent shall obtain an appraisal for the Property for purposes of calculating an LTV Ratio and a ‘Constant Carried Ratio’ (defined below) for the Loan.  As of the valuation date of such appraisal, the LTV Ratio for the Loan shall not exceed seventy-five percent (75%), and the Property shall have achieved a Constant Carried Ratio of ten percent (10.00%); provided, however, that in the event the stabilized fair market value or stabilized annual net operating income (as shown on the appraisal), as applicable, is not adequate to meet both the required LTV Ratio and the required Constant Carried Ratio, then Borrower may (i) pay down the outstanding principal balance of the Loan (thereby reducing the Lenders’ commitments hereunder by a like amount) and/or (ii) request a reduction in the undisbursed commitment of the Lenders hereunder, such that both said LTV Ratio and said Constant Carried Ratio are met.  ‘Constant Carried Ratio’ means the stabilized annual net operating income divided by the Lenders’ total commitment hereunder.  The valuation date of the applicable appraisal shall be within sixty (60) days of the Original Maturity Date; and”

4.9       Section 2.12 of the Loan Agreement is hereby deleted in its entirety.

4.10     Section 5.4 of the Loan Agreement is hereby amended by deleting the phrase “with coverages and limits as required by Administrative Agent” and replacing it with the following:

“with a Five Million and no/100 Dollar ($5,000,000.00) per occurrence minimum, which minimum may be satisfied through a combination of primary insurance and excess or umbrella coverage “.

4.11     The last two sentences of Section 5.6 of the Loan Agreement are hereby deleted in their entirety and replaced with the following:

“Administrative Agent shall be named as Mortgagee and Loss Payee on all insurance policies which Borrower actually maintains with respect to the Property and any improvements and as an additional insured on all liability insurance policies. All insurance policies shall be issued and maintained by insurers approved to do business in the state in which the Property is located, unless otherwise approved by Administrative Agent, and must have an A.M. Best Company financial rating of A-VII or better.“

4.12     Section 7.1(b) of the Loan Agreement is hereby amended by deleting the clause “all comparable state and local laws, laws of other jurisdictions or orders and regulations” and replacing it with the following;

                                                                                                                                                                           Loan No. 105706

“and all applicable state and local laws, applicable laws of other jurisdictions or applicable orders and regulations.”

4.13    Article 7 of the Loan Agreement is hereby amended by addition the following new Section 7.6 after Section 7.5:

“Termination:  Notwithstanding any language contained herein to the contrary, Borrower shall be required to perform its obligations under this Article 5 for a period of five (5) years from the date the Loan is paid in full or otherwise satisfied.  If Administrative Agent has not delivered any notice of a pending claim to Borrower by the end of the five (5) year period, then Borrower’s obligations with respect to this Article 7 shall be released and Borrower shall have no liability to Administrative Agent or any other parties in connection therewith. If Administrative Agent delivers a notice of claim within the five (5) year period, the pending claim may be the subject of subsequent litigation brought by Administrative Agent against Borrower and the survival period shall not apply with respect to the particular claim for which Administrative Agent delivered the notice of claim.”

4.14    Section 9.15 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“PERFORMANCE TEST.  The Facility shall achieve the minimum Occupancy requirements for the applicable Test Dates as set forth below:

Test Date		Occupancy Requirement
3/31/10	–	50%
9/30/10	–	70%
1/31/11	–	80%
4/30/11	–	85%
1/31/12	–	90%

For purposes herein, ‘Occupancy’ shall mean the actual, physical occupancy by an individual that is not an affiliate of the Borrower pursuant to a residency agreement signed by such individual that is in full force and effect and constitutes a legal, valid, and binding obligation of each party thereto and under which monthly payments have commenced and remain current.  Occupancy is determined as of the applicable Test Date (and not as an average over any period of time).”

4.15   Section 9.16 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“YIELD/CONSTANT CARRIED.  The Facility shall achieve the minimum Yield/Constant Carried Ratio for the applicable Test Dates as set forth below:

Test Date		Minimum Yield/ Constant Carried Ratio
3/31/10	–	1.50%
9/30/10	–	4.75%
1/31/11	–	7.25%
4/30/11	–	9.00%
1/31/12	–	9.50%

‘Commitment Yield/Constant Carried Ratio’ means the Net Operating Income for the three (3) full calendar months immediately preceding the applicable Test Date, multiplied by (4), divided by the Lenders’ total commitment hereunder.  ‘Principal Yield/Constant Carried Ratio’ means the Net Operating Income for the three (3) full calendar months immediately preceding the applicable Test Date, multiplied by (4), divided by the outstanding principal amount of the Loan.  ‘Yield/Constant

                                                                                                                    Loan No. 105706

Carried Ratio’ means either the Commitment Yield/Constant Carried Ratio or the Principal Yield/Constant Carried Ratio, as applicable.

On each Test Date, the Commitment Yield/Constant Carried Ratio and the Principal Yield/Constant Carried Ratio shall both be calculated.  If the Facility’s Commitment Yield/Constant Carried Ratio on any such Test Date meets or exceeds the Minimum Yield/Constant Carried Ratio, the Yield/Constant Carried Ratio test shall be deemed satisfied.

If the Facility’s Principal Yield/Constant Carried Ratio on any Test Date meets or exceeds the Minimum Yield/Constant Carried Ratio, the Yield/Constant Carried Ratio test shall be deemed satisfied; provided, however, that if on the same such Test Date the Facility’s Commitment Yield/Constant Carried Ratio fails to meet or exceed the Minimum Yield/Constant Carried Ratio, such failure shall not constitute a Default, but no further disbursements of Loan proceeds shall be made unless and until the Commitment Yield/Constant Carried Ratio test is met on a subsequent Test Date, except such Loan disbursements which may be made without causing the Facility to fail to meet the applicable Principal Yield/Constant Carried Ratio.

Borrower’s failure to timely satisfy any Principal Yield/Constant Carried Ratio test set forth herein shall not constitute a Default so long as Borrower, within thirty (30) days of the applicable Test Date, pays down the outstanding principal balance of the Loan by an amount necessary to satisfy the applicable minimum Principal Yield/Constant Carried Ratio, and any such payment shall reduce the commitment of Lenders hereunder by the amount of such payment and no such amount repaid may be reborrowed.  For the avoidance of doubt, and without limiting the foregoing, if Borrower fails to timely satisfy any Principal Yield/Constant Carried Ratio test set forth herein, then no further disbursements of Loan proceeds shall be made until the Commitment Yield/Constant Carried Ratio test is met on a subsequent Test Date.

Notwithstanding any larger management fee to be paid under the Management Agreement, for purposes of this Section 9.16, Net Operating Income shall be calculated using a management fee equal to five percent (5%) of such Gross Revenues; provided, however, that (i) Borrower shall not pay a management fee in excess of 5% unless Borrower is in compliance with the requirements of this Section 9.16, and (ii) the Management Agreement shall include a subordination by the manager of any fee in excess of 5% on a basis consistent with the foregoing limitation.  For purposes of the Yield/Constant Carried Ratio test set forth in this Section 9.16, Permitted Operating Expenses shall not include any contributions to any ‘FF&E Reserve’ (as such term is defined in the Management Agreement).”

4.16     Article 10 of the Loan Agreement is hereby amended by adding the following after Section 10.8:

“10.9   ADDITIONAL REPORTING REQUIREMENTS.  In addition to the other reporting obligations set forth under this Article 10, Borrower shall deliver, or cause to be delivered, to Administrative Agent the following, each in form and detail consistent with the reports provided to BofA pursuant to the Parent Credit Agreement:

a.   by the fifteenth (15) day of each calendar month, commencing on February 15, 2010, certification by Sunrise Senior Living, Inc., a Delaware corporation (‘SSLI’), of the amount of SSLI’s Cash Balance (as defined in the Parent Credit Agreement) as of the last day of the immediately preceding month;

b.   by the fifteenth (15) day of each calendar month, commencing on February 15, 2010, a detailed report as to the occupancy levels within the facilities owned or operated by SSLI or its Subsidiaries (as defined in the Parent Credit Agreement) as of the last day of the immediately preceding month;

c.   by the fifteenth (15) day of each calendar month, commencing on February 15, 2010, a thirteen (13) week cash flow projection for SSLI and its Subsidiaries; and

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d.   on or before February 15, 2010, cash flow projections, an analysis of projected liquidity and a projected profit and loss forecast for SSLI and its Subsidiaries through December 31, 2010.

In the event that Borrower satisfies all its obligations under the Parent Credit Agreement (thereby extinguishing any reporting obligations thereunder), Borrower shall nonetheless continue to provide Administrative Agent with the above reports in substantially the same form and detail as the reports most recently given.”

4.17    Section 11.1(o) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Specified Covenants.  Failure to comply with any of the covenants set forth at Section 9.5 and/or any of Sections 9.15 through 9.18; provided, however, that if at any time Borrower meets the Yield/Constant Carried Ratio requirement set forth in Section 9.16 but fails the Occupancy requirement set forth in Section 9.15, such failure shall constitute a Default at the sole election of Administrative Agent.”

4.18    Section 11.1 of the Loan Agreement is hereby amended by adding the following after Section 11.1(o):

“p.  Default Under the Parent Credit Agreement.  If there occurs an “Event of Default” (as defined in the Parent Credit Agreement) under the Parent Credit Agreement or any other default, event or circumstance which, under the terms of Parent Credit Agreement, gives any of the Parent Credit Parties the right to accelerate the “Maturity Date” (as defined in the Parent Credit Agreement) and the Parent Credit Parties actually accelerate such “Maturity Date”; provided, however, that Borrower’s failure to, within three (3) days of receipt of notice thereof, provide Administrative Agent with notice of any such “Event of Default” or other default or event or circumstance, regardless of whether any acceleration has occurred under the Parent Credit Agreement, shall, at Administrative Agent’s option, constitute a Default hereunder.”

4.19     Section 13.4 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“NOTICES.  All notices, demands, or other communications under this Agreement, the other Loan Documents or the Other Related Documents shall be in writing and shall be delivered to the appropriate party at the address set forth below (subject to change from time to time by written notice to all other parties to this Agreement).  All communications shall be deemed served upon delivery thereof, or if mailed, upon the first to occur of receipt or the expiration of three (3) days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of Borrower or Administrative Agent and Lenders at the address specified; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

      Administrative              Wells Fargo Bank, N.A.

      Agent:                          Real Estate Managed Asset Group

4643 S. Ulster Street, Suite 1400

Denver, CO 80237

Attn:  Martia Kontak, Senior Vice President

      with a copy to:              Wells Fargo Bank, N.A.

Commercial Real Estate -REMB/REMAG

2030 Main Street, Suite 800

Irvine, CA 92614

Attn:  Carmen Belize, Vice President

Loan No. 105706

            with a copy to:              Paul, Hastings, Janofsky & Walker LLP

55 Second Street, 24th Floor

San Francisco, CA 94105

Attn:  Kevin B. Fisher, Esq.

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Borrower                     c/o Sunrise Senior Living Investments, Inc.

or a Guarantor:             7900 Westpark Drive, Suite T-900

McLean, VA 22102

Attn:  President

with a copy to:              Sunrise Senior Living Investments, Inc.

7900 Westpark Drive, Suite T-900

McLean, VA 22102

Attn:  General Counsel

with a copy to:              Arent Fox LLP

1050 Connecticut Avenue, NW

Washington, D.C. 20036

Attn:  Kimberly A. Wachen, Esq.

Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of twenty (20) days notice to the other party in the manner set forth hereinabove.  Borrower shall forward to Administrative Agent, without delay, any notices, letters or other communications delivered to the Property or to Trustor naming Administrative Agent, "Lender" or any similar designation as addressee, or which could reasonably be deemed to affect the ability of Borrower to perform its obligations to the Lenders hereunder or under the Loan Documents.“

4.20      Section 13.25 of the Loan Agreement is hereby amended by adding the following sentence to the end of such section:

“Notwithstanding anything set forth herein, Borrower and Lenders acknowledge and agree that each has participated in the negotiation and drafting of this document, and that this Loan Agreement and all the Loan Documents shall not be interpreted or construed against or in favor of any party by virtue of the identity, interest or affiliation of its preparer.”

4.21      The Loan Agreement is hereby amended by adding the following new Section 13.28:

“13.28    MEANING.  Notwithstanding any language to the contrary set forth in the Loan Documents, all references herein to ‘losses, damages, liabilities, claims, actions, judgments, court costs and legal or other expenses,’ other than such references contained in any indemnity provision, shall be deemed to be limited to actual losses, damages, liabilities, claims, actions, judgments, court costs and legal or other expenses, and all references herein to ‘attorneys’ fees’ shall be deemed limited to reasonable attorneys’ fees.”

4.22       Exhibit A of the Loan Agreement is hereby replaced in its entirety by the legal description contained on Exhibit B of this Agreement.

5.        FORMATION AND ORGANIZATIONAL DOCUMENTS.  Borrower has previously delivered to Administrative Agent all of the relevant formation and organizational documents of Borrower, of the partners or joint venturers of Borrower (if any), and of all guarantors of the Loan (if any), and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Administrative Agent. Borrower hereby certifies that: (i) the above documents are all of the relevant formation and organizational documents of Borrower; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Administrative Agent.

6.        HAZARDOUS MATERIALS; CCP §726.5; §736.  Without in any way limiting any other provision of this Agreement, Borrower expressly reaffirms as of the date hereof, and continuing hereafter: (i) each and every representation and warranty in the Loan Documents (as modified herein) respecting "Hazardous Materials"; and (ii) each and every covenant and indemnity in the Loan Documents (as modified herein) respecting "Hazardous Materials".  In addition, Borrower and Administrative Agent agree that:  (i) this Section is intended as Administrative Agent's written request for information (and Borrower's response) concerning the environmental condition of the real property security under the terms of California Code of Civil Procedure §726.5; and (ii) each

Loan No. 105706

representation and/or covenant in this Agreement or any other Loan Document (together with any indemnity applicable to a breach of any such representation and/or covenant) with respect to the environmental condition of the real property security is intended by Administrative Agent and Borrower to be an "environmental provision" for purposes of California Code of Civil Procedure §736.

7.         WAIVERS.  In further consideration of Administrative Agent entering into this Agreement, Borrower waives, with respect to the Loan, any and all rights to which Borrower is or may be entitled pursuant to Section 580a (the so-called "Fair Market Antideficiency Rule"), 580d (the so-called "Private Sale Antideficiency Rule") and 726 (the so-called "One Form of Action Rule") of the California Code of Civil Procedure, as amended or recodified from time to time, together with any other antideficiency or similar laws which limit, qualify or reduce Borrower's obligations under the Loan Documents.

8.         NON-IMPAIRMENT.  Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in the Note or other Loan Document or affect or impair any rights, powers, or remedies of Administrative Agent, it being the intent of the parties hereto that the provisions of the Note and other Loan Documents shall continue in full force and effect except as expressly modified hereby.

9.         MISCELLANEOUS.  This Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of California, except if preempted by federal law. In any action brought or arising out of this Agreement or the Loan Documents, Borrower, and the general partners and joint venturers of Borrower, hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law.  The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement.  All capitalized terms used herein, which are not defined herein, shall have the meanings given to them in the other Loan Documents.  Time is of the essence of each term of the Loan Documents, including this Agreement. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Agreement and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

10.       INTEGRATION; INTERPRETATION. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Administrative Agent in writing.  Notwithstanding anything set forth herein, Borrower and Lenders acknowledge and agree that each has participated in the negotiation and drafting of this document, and that this Agreement and all the Loan Documents shall not be interpreted or construed against or in favor of any party by virtue of the identity, interest or affiliation of its preparer

11.       EXECUTION IN COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart.  All counterparts shall collectively constitute a single document.  It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

12.       GENERAL RELEASE.  In consideration of the benefits provided to Borrower under the terms and provisions hereof, Borrower hereby agrees as follows ("General Release"):

12.1     Borrower, for itself and on behalf of its respective successors and assigns, does hereby release, acquit and forever discharge Administrative Agent and the Lenders, all of Administrative Agent’s and the Lenders' predecessors in interest, and all of Administrative Agent’s and the Lenders' past and present officers, directors, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of

Loan No. 105706

every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length (each, a "Released Claim" and collectively, the "Released Claims"), that Borrower now has or may acquire as of the later of:  (i) the date this Agreement becomes effective through the satisfaction (or waiver by all of Administrative Agent and the Lenders) of all conditions hereto; or (ii) the date that Borrower has executed and delivered this Agreement to Administrative Agent (hereafter, the "Release Date"), including without limitation, those Released Claims in any way arising out of, connected with or related to any and all prior credit accommodations, if any, provided by Administrative Agent or the Lenders, or any of Administrative Agent’s or the Lenders' predecessors in interest, to Borrower, and any agreements, notes or documents of any kind related thereto or the transactions contemplated thereby or hereby, or any other agreement or document referred to herein or therein.

12.2     Borrower hereby acknowledges, represents and warrants to each of Administrative Agent and the Lenders as follows:

(i)         Borrower understands the meaning and effect of Section 1542 of the California Civil Code which provides:

"Section 1542.  GENERAL RELEASE; EXTENT.  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

(ii)         With regard to Section 1542 of the California Civil Code, Borrower agrees to assume the risk of any and all unknown, unanticipated or misunderstood defenses and Released Claims which are released by the provisions of this General Release in favor of each of Administrative Agent and the Lenders, and Borrower hereby waives and releases all rights and benefits which it might otherwise have under Section 1542 of the California Civil Code with regard to the release of such unknown, unanticipated or misunderstood defenses and Released Claims.

12.3     Each person signing below on behalf of Borrower acknowledges that he or she has read each of the provisions of this General Release.  Each such person fully understands that this General Release has important legal consequences, and each such person realizes that they are releasing any and all Released Claims that Borrower may have as of the Release Date.  Borrower hereby acknowledges that it has had an opportunity to obtain a lawyer's advice concerning the legal consequences of each of the provisions of this General Release.

12.4     Borrower hereby specifically acknowledges and agrees that:  (i) none of the provisions of this General Release shall be construed as or constitute an admission of any liability on the part of any of Administrative Agent or the Lenders; (ii) the provisions of this General Release shall constitute an absolute bar to any Released Claim of any kind, whether any such Released Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable; and (iii) any attempt to assert a Released Claim barred by the provisions of this General Release shall subject Borrower to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.

[signature page follows]

                                                                                                                                                                             Loan No. 105706

IN WITNESS WHEREOF, Borrower, Administrative Agent and Lender have caused this Agreement to be duly executed as of the date first above written.

“ADMINISTRATIVE AGENT AND LENDER” WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Martia Kontak Name: Martia Kontak Its: Senior Vice President

“BORROWER”

SUNRISE MONTEREY SENIOR LIVING, LP,

a Delaware limited partnership

By:  SUNRISE SENIOR LIVING INVESTMENTS, INC.,
a Virginia Corporaton, its General Partner

       By:       /s/ Edward W. Burnett

       Name:  Edward W. Burnett

       Its:        Vice President

Loan No. 105706

GUARANTOR'S CONSENT AND GENERAL RELEASE

The undersigned ("Guarantor") consents to the foregoing Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under a Repayment Guaranty (Secured Loan) and a Completion Guaranty, each dated April 10, 2008 (collectively, the "Guaranty"), and its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations. Guarantor further reaffirms that its obligations under the Guaranty are separate and distinct from Borrower's obligations.  Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Modification Agreement.

Guarantor understands that the Administrative Agent's exercise of a non-judicial foreclosure sale under the subject Deed of Trust will, by virtue of California Code of Civil Procedure Section 580d, result in the destruction of any subrogation, reimbursement or contribution rights which Guarantor may have against the Borrower.  Guarantor further understands that such exercise by Administrative Agent and the consequent destruction of subrogation, reimbursement or contribution rights would constitute a defense to the enforcement of the Guaranty by Administrative Agent.  With this explicit understanding, Guarantor nevertheless specifically waives any and all rights and defenses arising out of an election of remedies by Administrative Agent, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.  Guarantor further specifically waives any and all rights and defenses that Guarantor may have because Borrower’s debt is secured by real property; this means, among other things, that:  (1) Administrative Agent may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; (2) if Administrative Agent forecloses on any real property collateral pledged by Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Administrative Agent may collect from Guarantor even if Administrative Agent, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.  The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s debt is secured by real property.  These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.  This understanding and waiver is made in addition to and not in limitation of any of the existing terms and conditions of the Guaranty.

GENERAL RELEASE.  In consideration of the benefits provided to Borrower and Guarantor under the terms and provisions hereof, Guarantor hereby agrees as follows ("General Release"):

(a)        Guarantor, for itself and on behalf of its successors and assigns, does hereby release, acquit and forever discharge Administrative Agent and the Lenders, all of Administrative Agent’s and the Lenders’ predecessors in interest, and all of Administrative Agent’s and the Lenders’ past and present officers, directors, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length (each, a "Released Claim" and collectively, the "Released Claims"), that Guarantor now has or may acquire as of the later of:  (i) the date this Agreement becomes effective through the satisfaction (or waiver by all of Administrative Agent and the Lenders) of all conditions hereto; or (ii) the date that Borrower and each guarantor hereunder have executed and delivered this Agreement to Administrative Agent (hereafter, the "Release Date"), including without limitation, those Released Claims in any way arising out of, connected with or related to any and all prior credit accommodations, if any, provided by Administrative Agent or the Lenders, or any of Administrative Agent’s or the Lenders’ predecessors in interest, to Borrower or Guarantor, and any agreements, notes or documents of any kind related thereto or the transactions contemplated thereby or hereby, or any other agreement or document referred to herein or therein.

(b)        Guarantor hereby acknowledges, represents and warrants to each of Administrative Agent and the Lenders as follows:

(i)         Guarantor understands the meaning and effect of Section 1542 of the California Civil Code which provides:

Loan No. 105706

"Section 1542.  GENERAL RELEASE; EXTENT.  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

(ii)        With regard to Section 1542 of the California Civil Code, Guarantor agrees to assume the risk of any and all unknown, unanticipated or misunderstood defenses and Released Claims which are released by the provisions of this General Release in favor of each of Administrative Agent and the Lenders, and Guarantor hereby waives and releases all rights and benefits which it might otherwise have under Section 1542 of the California Civil Code with regard to the release of such unknown, unanticipated or misunderstood defenses and Released Claims.

(c)        Each person signing below on behalf of Guarantor acknowledges that he or she has read each of the provisions of this General Release.  Each such person fully understands that this General Release has important legal consequences, and each such person realizes that they are releasing any and all Released Claims that Guarantor may have as of the Release Date.  Guarantor hereby acknowledges that it has had an opportunity to obtain a lawyer's advice concerning the legal consequences of each of the provisions of this General Release.

(d)        Guarantor hereby specifically acknowledges and agrees that:  (i) none of the provisions of this General Release shall be construed as or constitute an admission of any liability on the part of any of Administrative Agent and the Lenders; (ii) the provisions of this General Release shall constitute an absolute bar to any Released Claim of any kind, whether any such Released Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable; and (iii) any attempt to assert a Released Claim barred by the provisions of this General Release shall subject Guarantor to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.

AMENDMENT.  In consideration of the benefits provided to Borrower, Guarantor and Administrative Agent under the terms and provisions hereof, Guarantor and Administrative Agent hereby agree that Section 20 of the Completion Guaranty (Financial Covenants of Guarantor) is hereby deleted in its entirety and replaced with the following:

            “20.       Intentionally Omitted.”

[signature page follows]

                                                                                                                                                                                                          Loan No. 105706

Dated as of:  February 10, 2010

“GUARANTOR”	SUNRISE SENIOR LIVING, INC., a Delaware corporation By: /s/ Julie A. Pangelinan Name: Julie A. Pangelinan Its: Chief Financial Officer

Acknowledged and agreed to by:

“ LENDER”	WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Martia Kontak Name: Martia Kontak Its: Senior Vice President

Loan No. 105706

HAZARDOUS INDEMNITOR'S CONSENT, GENERAL RELEASE
AND AMENDMENT TO GUARANTY

The undersigned ("Guarantor") consents to the foregoing Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under the Hazardous Materials Indemnity Agreement (Unsecured), dated April 10, 2008 (the "Guaranty"), and its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations. Guarantor further reaffirms that its obligations under the Guaranty are separate and distinct from Borrower's obligations.  Capitalized terms used but not otherwise defined herein shall have the meanings specified in the Modification Agreement.

Guarantor understands that the Administrative Agent's exercise of a non-judicial foreclosure sale under the subject Deed of Trust will, by virtue of California Code of Civil Procedure Section 580d, result in the destruction of any subrogation, reimbursement or contribution rights which Guarantor may have against the Borrower.  Guarantor further understands that such exercise by Administrative Agent and the consequent destruction of subrogation, reimbursement or contribution rights would constitute a defense to the enforcement of the Guaranty by Administrative Agent.  With this explicit understanding, Guarantor nevertheless specifically waives any and all rights and defenses arising out of an election of remedies by Administrative Agent, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise.  Guarantor further specifically waives any and all rights and defenses that Guarantor may have because Borrower’s debt is secured by real property; this means, among other things, that:  (1) Administrative Agent may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; (2) if Administrative Agent forecloses on any real property collateral pledged by Borrower, then (A) the amount of the debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Administrative Agent may collect from Guarantor even if Administrative Agent, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower.  The foregoing sentence is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because Borrower’s debt is secured by real property.  These rights and defenses being waived by Guarantor include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure.  This understanding and waiver is made in addition to and not in limitation of any of the existing terms and conditions of the Guaranty.

GENERAL RELEASE.  In consideration of the benefits provided to Borrower and Guarantor under the terms and provisions hereof, Guarantor hereby agrees as follows ("General Release"):

(a)        Guarantor, for itself and on behalf of its successors and assigns, does hereby release, acquit and forever discharge Administrative Agent and the Lenders, all of Administrative Agent’s and the Lenders’ predecessors in interest, and all of Administrative Agent’s and the Lenders’ past and present officers, directors, attorneys, affiliates, employees and agents, of and from any and all claims, demands, obligations, liabilities, indebtedness, breaches of contract, breaches of duty or of any relationship, acts, omissions, misfeasance, malfeasance, causes of action, defenses, offsets, debts, sums of money, accounts, compensation, contracts, controversies, promises, damages, costs, losses and expenses, of every type, kind, nature, description or character, whether known or unknown, suspected or unsuspected, liquidated or unliquidated, each as though fully set forth herein at length (each, a "Released Claim" and collectively, the "Released Claims"), that Guarantor now has or may acquire as of the later of:  (i) the date this Agreement becomes effective through the satisfaction (or waiver by all of Administrative Agent and the Lenders) of all conditions hereto; or (ii) the date that Borrower and each guarantor hereunder have executed and delivered this Agreement to Administrative Agent (hereafter, the "Release Date"), including without limitation, those Released Claims in any way arising out of, connected with or related to any and all prior credit accommodations, if any, provided by Administrative Agent or the Lenders, or any of Administrative Agent’s or the Lenders’ predecessors in interest, to Borrower or Guarantor, and any agreements, notes or documents of any kind related thereto or the transactions contemplated thereby or hereby, or any other agreement or document referred to herein or therein.

(b)        Guarantor hereby acknowledges, represents and warrants to each of Administrative Agent and the Lenders as follows:

(i)         Guarantor understands the meaning and effect of Section 1542 of the California Civil Code which provides:

Loan No. 105706

"Section 1542.  GENERAL RELEASE; EXTENT.  A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

(ii)       With regard to Section 1542 of the California Civil Code, Guarantor agrees to assume the risk of any and all unknown, unanticipated or misunderstood defenses and Released Claims which are released by the provisions of this General Release in favor of each of Administrative Agent and the Lenders, and Guarantor hereby waives and releases all rights and benefits which it might otherwise have under Section 1542 of the California Civil Code with regard to the release of such unknown, unanticipated or misunderstood defenses and Released Claims.

(c)        Each person signing below on behalf of Guarantor acknowledges that he or she has read each of the provisions of this General Release.  Each such person fully understands that this General Release has important legal consequences, and each such person realizes that they are releasing any and all Released Claims that Guarantor may have as of the Release Date.  Guarantor hereby acknowledges that it has had an opportunity to obtain a lawyer's advice concerning the legal consequences of each of the provisions of this General Release.

(d)       Guarantor hereby specifically acknowledges and agrees that:  (i) none of the provisions of this General Release shall be construed as or constitute an admission of any liability on the part of any of Administrative Agent and the Lenders; (ii) the provisions of this General Release shall constitute an absolute bar to any Released Claim of any kind, whether any such Released Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable; and (iii) any attempt to assert a Released Claim barred by the provisions of this General Release shall subject Guarantor to the provisions of applicable law setting forth the remedies for the bringing of groundless, frivolous or baseless claims or causes of action.

AMENDMENT.  In consideration of the benefits provided to Borrower, Guarantor and Administrative Agent under the terms and provisions hereof, Guarantor and Administrative Agent hereby agree as follows:

(a)        Notwithstanding any language to the contrary set forth in the Hazardous Materials Indemnity Agreement, all references therein to "losses, damages, liabilities, claims, actions, judgments,    court costs and legal or other expenses," other than such references contained in any indemnity provision,shall be deemed to be limited to actual damages, liabilities, claims, actions, judgments, court costs and legal or other expenses, and all references therein to "attorneys' fees" shall be deemed to be limited to reasonable attorneys’ fees.”

(b)        The Hazardous Materials Indemnity Agreement is hereby amended by adding the following to the end of the document:

“Notwithstanding any language contained herein to the contrary, Indemnitor shall be required to perform its obligations under this Indemnity relating to the period in which Borrower had possession of the Property for a period of five (5) years from the earlier of (a) the date the Loan is paid in full or otherwise satisfied or (b) the date Administrative Agentor its designee or assignee takes possession of the Property.  If Administrative Agenthas not delivered any notice of a pending claim to Indemnitor by the end of the five (5) year period, then Indemnitor s obligations shall be released and Indemnitor shall have no liability to Administrative Agentor any other parties in connection therewith. If Administrative Agentdelivers a notice of claim within the five (5) year period, the pending claim may be the subject of subsequent litigation brought by Administrative Agentagainst Indemnitor and the survival period shall not apply with respect to the particular claim for which Administrative Agentdelivered the notice of claim.”

[signature page follows]

                                                                                Loan No. 105706

Dated as of:  February 10, 2010

“GUARANTOR”	SUNRISE SENIOR LIVING INVESTMENTS, INC., a Virginia corporation By: /s/ Edward W. Burnett Name: Edward W. Burnett Its: Vice President

Acknowledged and agreed to by: “Administrative Agent”	WELLS FARGO BANK, NATIONAL ASSOCIATION By: /s/ Martia Kontak Name: Martia Kontak Its: Senior Vice President

EXHIBIT A

Loan No. 105706

FORM OF AMENDED AND RESTATED

PROMISSORY NOTE SECURED BY DEED OF TRUST

$37,821,000.00	Date: February__, 2010

            THIS AMENDED AND RESTATED PROMISSORY NOTE SECURED BY DEED OF TRUST, dated as of February__, 2010 (this “Note”), is made by SUNRISE MONTEREY SENIOR LIVING, LP, a Delaware limited partnership (“Borrower”), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”).

            WHEREAS, Wells Fargo has previously made a loan in the principal sum of THIRTY-SEVEN MILLION EIGHT HUNDRED TWENTY-ONE THOUSAND AND NO/100THS DOLLARS ($37,821,000.00) (the “Loan”) to Borrower;

            WHEREAS, the Loan is evidenced by a certain Promissory Note Secured by Deed of Trust dated as of April 10, 2008, given by Borrower to Wells Fargo (the “Original Note”);

            WHEREAS, at the request of Borrower, Wells Fargo, as Administrative Agent, each of the Lenders from time to time, as set forth in the Loan Agreement (defined below), and Borrower entered into that certain Modification Agreement dated as of the date hereof (the “Modification Agreement”);

            WHEREAS, Wells Fargo is willing to enter into the Modification Agreement subject to, among other things, Borrower’s execution and delivery of this Note;

            NOW, THEREFORE, by Borrower’s execution and delivery, and Wells Fargo’s acceptance of delivery from Borrower, of this Note, this Note is deemed to amend and restate the Original Note in its entirety and the Original Note is hereby amended and restated in its entirety so that the terms, covenants, agreements, rights, obligations and conditions contained in this Note shall supersede and control the terms, covenants, agreements, rights, obligations and conditions of the Original Note, as follows:

            FOR VALUE RECEIVED, BORROWER HEREBY PROMISES TO PAY to the order of WELLS FARGO the principal sum of THIRTY-SEVEN MILLION EIGHT HUNDRED TWENTY-ONE THOUSAND AND NO/100THS DOLLARS ($37,821,000.00), or if less, the aggregate unpaid principal amount of all disbursements disbursed by Wells Fargo pursuant to the requirements set forth in that certain Building Loan Agreement dated as of April 10, 2008 (as the same may be amended, modified, supplemented or restated from time to time, the “Loan Agreement”), among Borrower, Wells Fargo, as Administrative Agent for the Lenders, and certain other Lenders from time to time named therein or made parties thereto, together with interest on the unpaid principal balance hereof at the rate (or rates) determined in accordance with Section 2.6 of the Loan Agreement from the date such principal is advanced until it is paid in full.  It is contemplated that there will be advances and payments under this Note from time to time, but no advances or payments under this Note (including payment in full of the unpaid balance of principal hereof prior to maturity) shall affect or impair the validity or enforceability of this Note as to future advances hereunder.

            This Note is one of the Notes referred to in and governed by the Loan Agreement, which Loan Agreement, among other things, contains provisions for the acceleration of the maturity hereof and for the payment of certain additional sums to Wells Fargo upon the happening of certain stated events.  Capitalized terms used in this Note without definition have the same meanings as in the Loan Agreement.

            The principal amount of this Note, unless accelerated in accordance with Loan Agreement as described below, if not sooner paid, will be due and payable, together with all accrued and unpaid interest and other amounts due and unpaid under the Loan Agreement, on the Maturity Date.

            This Note is secured by, among other things, the Construction Deed of Trust with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing (as the same may be amended, modified, supplemented or restated from time to time, the “Deed of Trust”) dated as of April 10, 2008, executed by Borrower, as Trustor, to AMERICAN SECURITIES COMPANY, a California corporation, as trustee, for the benefit of Wells Fargo, as Administrative Agent, for the benefit of Lenders, as Beneficiary.

 EXHIBIT A
Loan No. 105706

            Interest on the Loans is payable in arrears on the first Business Day of each month during the term of the Loan Agreement, commencing with the first Business Day of the first calendar month to begin after the date of this Note.  Interest will be computed on the basis of the actual number of days elapsed in the period during which interest accrues and a year of three hundred sixty (360) days.  The Loan Agreement provides for the payment by Borrower of various other actual charges and fees, in addition to the interest charges described in the Loan Agreement, as set forth more fully in the Loan Agreement.

            All payments of any amount becoming due under this Note shall be made in the manner provided in the Loan Agreement, in Dollars.

            Upon and after the occurrence of a Default, unless such Default is waived as provided in the Loan Agreement, this Note may, at the option of Requisite Lenders and without further demand, notice or legal process of any kind, be declared by Administrative Agent, and in such case immediately shall become, due and payable.  Upon and after the occurrence of certain Defaults, this Note shall, without any action by Wells Fargo or any other Lender, and without demand, notice or legal process of any kind, automatically and immediately become due and payable.

            Demand, presentment, protest and notice of nonpayment and protest, notice of intention to accelerate maturity, notice of acceleration of maturity and notice of dishonor are hereby waived by Borrower.  Subject to the terms of the Loan Agreement, Wells Fargo may extend the time of payment of this Note, postpone the enforcement hereof, grant any indulgences, release any party primarily or secondarily liable hereon or agree to any subordination of Borrower’s obligations hereunder without affecting or diminishing Wells Fargo’s right of recourse against Borrower, which right is hereby expressly reserved.

            This Note has been delivered and accepted in McLean, Virginia.  This Note shall be interpreted in accordance with, and the rights and liabilities of the parties hereto shall be determined and governed by, the laws of the State of California.

            All notices or other communications required or permitted to be given pursuant to this Note shall be given to the Borrower or Wells Fargo at the address and in the manner provided for in the Loan Agreement.

            In no contingency or event whatsoever shall interest charged in respect of the Loan evidenced hereby, however such interest may be characterized or computed, exceed the highest rate permissible under any law that a court of competent jurisdiction shall, in a final determination, deem applicable hereto.  If such a court determines that Wells Fargo has received interest hereunder in excess of the highest rate applicable hereto, Wells Fargo shall, at Wells Fargo’s election, either (a) promptly refund such excess interest to Borrower or (b) credit such excess to the principal balance hereof.  This provision shall control over every other provision of all agreements between Borrower and Wells Fargo.

            Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

[signature page follows]

EXHIBIT A
Loan No. 105706

IN WITNESS WHEREOF, Borrower has executed this Note as of the date appearing on the first page of this Note.

 “BORROWER”

SUNRISE MONTEREY SENIOR LIVING, LP,
a Delaware limited partnership

By:      SUNRISE SENIOR LIVING INVESTMENTS, INC.,
           a Virginia Corporation, its general partner

           By:                     __________
           Name:                 __________
           Its:                      __________

EXHIBIT B
Loan No. 105706

Amended EXHIBIT A TO LOAN AGREEMENT

Legal Description of Property

All the certain real property located in the County of Monterey, State of California, described as follows:

PARCEL I:

BEGINNING AT THE MOST WESTERLY CORNER OF LOT 12, BLOCK 131, AS SHOWN ON THAT CERTAIN MAP ENTITLED, MAP OF "PETER'S GATE, A RE-SUBDIVISION OF A PORTION OF THE DOUD TRACT AND ADJOINING LAND, MONTEREY, CALIFORNIA", FILED MAY 17, 1927 IN THE OFFICE OF THE COUNTY RECORDER OF THE COUNTY OF MONTEREY, STATE OF CALIFORNIA, IN VOLUME 3 OF MAPS, "CITIES AND TOWNS", AT PAGE 42; THENCE N. 33° 00' E., ALONG THE NORTHWESTERLY LINE OF SAID LOT 12, 236 FEET, MORE OR LESS; THENCE N. 57° 00' W., 20.00 FEET TO THE CENTERLINE OF VISCAINO ROAD AS SHOWN ON SAID MAP; THENCE N. 33° 00' E., ALONG SAID CENTERLINE 63.03 FEET, MORE OR LESS, TO A POINT; THENCE N. 13° 52' W., TO THE MOST WESTERLY CORNER OF LOT 9 IN BLOCK 9, AS PER DOUD TRACT OF THE CITY OF MONTEREY, SURVEYED BY W.C. LITTLE, FEBRUARY 1888, AS SHOWN ON THAT CERTAIN MAP ENTITLED, "MAP OF THE DOUD TRACT, MONTEREY, MONTEREY COUNTY, CALIFORNIA, SURVEYED BY W.C. LITTLE, FEBRUARY 1888", FILED FEBRUARY 18, 1888 IN THE OFFICE OF THE COUNTY RECORDER OF THE COUNTY OF MONTEREY, STATE OF CALIFORNIA, IN VOLUME 1 OF MAPS,"CITIES AND TOWNS", AT PAGE 60; THENCE NORTHEASTERLY ALONG THE NORTHWESTERLY LOT LINE 138.65 FEET TO THE MOST NORTHERLY CORNER OF SAID LOT; THENCE SOUTHEASTERLY ALONG THE NORTHEASTERLY LOT LINE 164.86 FEET TO THE NORTHEASTERLY CORNER, OF SAID LOT, SAID CORNER BEING IN THE WESTERLY LINE OF CARMELO STREET AS SHOWN ON PAGE 30 OF THE OFFICIAL BLOCK BOOK OF THE CITY OF MONTEREY, COMPLIED BY H.D. SEVERANCE 1913, AND FILED IN THE OFFICE OF THE RECORDER OF MONTEREY COUNTY, CALIFORNIA, OCTOBER 22, 1915; THENCE SOUTHEASTERLY ALONG THE NORTHEASTERLY LOT LINE OF SAID LOT 9 AND ITS SOUTHEASTERLY EXTENSION TO THE NORTHEASTERLY CORNER OF LOT 8 IN BLOCK 22 OF SAID DOUD TRACT; THENCE CONTINUING ALONG THE WESTERLY LINES OF CARMELO AND CASS STREET, ALSO BEING THE EASTERLY LINE OF SAID BLOCK 22 OF SAID DOUD TRACT TO THE SOUTHEASTERLY CORNER OF LOT 1, BLOCK 22 OF SAID DOUD TRACT, THENCE S. 2° 27' W., 43.72 FEET TO A 3" X 3" POST MARKED D-2; THENCE S. 18° 07" W., CONTINUING ALONG THE WESTERLY LINE OF CASS STREET, 233 FEET TO A 3" X 3" POST MARKED D-1, STANDING ON THE WESTERLY LINE OF CASS STREET, DISTANT THEREON 220.50 FEET; NORTHERLY FROM THE POINT OF INTERSECTION THEREOF WITH THE NORTHWESTERLY LINE OF MUNRAS AVENUE; SAID POINT BEING THE NORTHEASTERLY CORNER OF THAT CERTAIN PIECE OR PARCEL OF LAND HERETOFORE CONVEYED TO WM. PARKER BY DEED DATED MAY 29, 1924 AND RECORDED IN LIBER 39 OF OFFICIAL RECORDS OF MONTEREY COUNTY, AT PAGE 196; THENCE N. 81° 13' W., ALONG THE NORTHERLY BOUNDARY LINE OF SAID LAND SO CONVEYED 136 FEET TO THE SOUTHEASTERLY CORNER OF LOT 3 IN BLOCK 131 OF SAID PETER'S GATE TRACT; THENCE N. 14° 08' W., ALONG SAID EASTERLY BOUNDARY LINE OF SAID LOT 3 AND LOT 11 187.29 FEET TO THE NORTHEASTERLY CORNER OF LOT 11; SAID CORNER ALSO BEING THE MOST SOUTHERLY CORNER OF LOT 12, BLOCK 131; THENCE NORTHWESTERLY ALONG THE SOUTHWESTERLY LOT LINE OF SAID LOT 12, 150.26 TO THE POINT OF BEGINNING.

PARCEL II:

EXHIBIT B
Loan No. 105706

A NON-EXCLUSIVE EASEMENT FOR SANITARY SEWER AND UNDERGROUND UTILITY PURPOSES OVER THAT CERTAIN PROPERTY SITUATE IN THE CITY OF MONTEREY,COUNTY OF MONTEREY, STATE OF CALIFORNIA, DESCRIBED AS FOLLOWS:

PARCEL A:

A PORTION OF LOT 5, IN BLOCK 129 OF PETER'S GATE SUBDIVISION, A MAP OF WHICH IS FILED FOR RECORD IN VOLUME 3, "CITIES AND TOWNS", AT PAGE 42, BEING A STRIP OF LAND 31.00 FEET WIDE RUNNING PARALLEL WITH THE LINE BETWEEN LOTS 5 AND 6, BLOCK 129, AND LYING BETWEEN THE NORTHERLY LINE OF VISCAINO ROAD AND THE SOUTHERLY LINE OF THE RAVINE RESERVE AS SHOWN ON SAID MAP, THE NORTHERLY LINE OF WHICH STRIP IS THE NORTH LINE OF LOT 5.

PARCEL B:

A PORTION OF VISCAINO ROAD DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHERLY CORNER OF LOT 6, IN BLOCK 129 OF PETER'S GATE SUBDIVISION, WHICH IS FILED FOR RECORD IN VOLUME 3, "CITIES AND TOWNS", AT PAGE 42, THENCE PROCEEDING LONG THE NORTHERLY LINE OF VISCAINO ROAD S. 33° 00' W., 31.00 FEET; THENCE LEAVING SAID NORTHERLY LINE OF VISCAINO ROAD AND PROCEEDING

(1) S. 58° 55" E., 40.00, THENCE

(2) N. 33° 00' E., 31.00; THENCE

(3) N. 58° 55' W., 40.00 FEET, TO THE POINT OF BEGINNING

PARCEL C:

A PORTION OF LOT 5, BLOCK 129 OF PETER'S GATE SUBDIVISION, A MAP OF WHICH IS FILED FOR RECORD IN VOLUME 3, "CITIES AND TOWNS", AT PAGE 42, BEING A STRIP OF LAND 31.00 FEET WIDE RUNNING PARALLEL WITH THE LINE BETWEEN THE SOUTHERLY LINE OF PACIFIC STREET AND THE SOUTHERLY LINE OF THE RAVINE RESERVE AS SHOWN ON SAID MAP, THE NORTHERLY LINE OF WHICH STRIP IS THE NORTH LINE OF LOT 5.

APN: 001-612-011-000

Schedule 3.4

Loan No. 105706

SCHEDULE 3.4

KNOWN DEFAULTS AND REPORTING INACCURACIES

OF BORROWER AND BORROWER’S GUARANTORS AND AFFILIATES

Building Loan Agreement:

1.  Section 4.1 (Commencement and Completion):  Any failure by Borrower to provide evidence of lien free completion by the Completion Date.

2.  Section 4.6(d) (Final Plans and Specifications):  Any failure by Borrower to deliver plans and specifications within 30 days of a request by Wells Fargo.

3.  Section 4.14 (Surveys):  Any encroachments or other violations shown on the as-built survey for the Property, which Lender has reviewed and approved.

4.  Section 9.15 (Performance Test).  Any failure to meet a required Occupancy as of the applicable test date.

5.  Section 9.16 (Yield / Constant Carried Coverage Ratio):  Any failure to meet a required Yield / Constant Carried Ratio as of the applicable test date.

6.  Section 10.1 (Financial Information):  Any failure to deliver any financial statements or other information required under Section 10.1 (Financial Information) of the Building Loan Agreement.

7. Section 11.1(e) (Representations and Warranties):  Any deemed material adverse changes suffered by Borrower or any violation of the Financial Covenants in Section 18 of the Repayment Guaranty.

8.  Section 11.1(n) (Other Related Documents):  Any breaches of the Guarantees as a result of any other matters referenced herein.

Deed of Trust:

1.  Section 7.8 (Notices):  Any failure by Borrower or Guarantors to deliver prior written notice of Borrower's and Guarantors' address change, and any breach of any representations or warranties as a result thereof.

Repayment Guaranty by SSLI:

1.  Section 5(d) (Guarantor's Warranties):  Any financial statements delivered to Wells Fargo not being true and correct in all respects as a result of Guarantor's financial restatements, and any deemed material adverse changes suffered by Guarantor.

2.  Section 18 (Financial Covenants):  Any breach of the Financial Covenants through the date of the loan modification.

Completion Guaranty by SSLII:

1.  Section 7(e) (Guarantor's Warranties):  Any financial statements delivered to Wells Fargo not being true and correct in all respects as a result of Guarantor's financial restatements, and any deemed material adverse changes suffered by Guarantor.

2.  Section 20 (Financial Covenants):  Any breach of the Financial Covenants through the date of the loan modification.

Schedule 3.4

Loan No. 105706

Subordination of Management Agreement:

Section 2 (Subordination) / Section 4(b) (Fees):  Any payment by Borrower and/or acceptance by Manager of the Fees after a Default.